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                                                                    EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                            THE ADVISORY BOARD, INC.

                                      AND

                             NETRADIO CORPORATION,

                        VALUEVISION INTERNATIONAL, INC.

                                      AND

                              NAVARRE CORPORATION

                                AUGUST 30, 2001






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                                TABLE OF CONTENTS

ARTICLE I SALE AND PURCHASE.....................................................................................1
   1.1.     Sale of Shares......................................................................................1
   1.2.     Sale of Navarre Note................................................................................1
   1.3.     Legend..............................................................................................1
   1.4.     Purchase Price......................................................................................2
   1.5.     Escrow Deposit......................................................................................2
ARTICLE II CLOSING..............................................................................................2
   2.1.     Closing.............................................................................................2
ARTICLE III REPRESENTATIONS AND WARRANTIES OF ISSUER............................................................3
   3.1.     Corporate Status....................................................................................3
   3.2.     Corporate Power and Authority.......................................................................3
   3.3.     Execution, Delivery and Enforceability..............................................................3
   3.4.     No Violation........................................................................................3
   3.5.     Consents/Approvals..................................................................................3
   3.6.     Capitalization......................................................................................4
   3.7.     Shares of Company Common Stock......................................................................4
   3.8.     SEC Reports.........................................................................................4
   3.9.     Governing Documents.................................................................................4
   3.10.    Subsidiaries........................................................................................4
   3.11.    Financial Statements................................................................................4
   3.12.    Changes Since December 31, 2000.....................................................................5
   3.13.    No Commissions......................................................................................5
   3.14.    Inapplicability of Section  302A.673 of MBCA........................................................5
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS...................................................5
   4.1.     Corporate Status....................................................................................5
   4.2.     Corporate Power and Authority.......................................................................6
   4.3.     Execution, Delivery and Enforceability..............................................................6
   4.4.     No Violation........................................................................................6
   4.5.     Consents/Approvals..................................................................................6
   4.6.     Title to Securities.................................................................................6
   4.7.     No Commissions......................................................................................6
ARTICLE V REPRESENTATIONS AND WARRANTIES OF INVESTOR............................................................6
   5.1.     Corporate Status; Power and Authority...............................................................7
   5.2.     No Violation........................................................................................7
   5.3.     Consents/Approvals..................................................................................7
   5.4.     Enforceability......................................................................................7
   5.5.     Investment Intent...................................................................................7
   5.6.     Fluctuation of Stock Price..........................................................................8
   5.7.     Financing...........................................................................................8
   5.8.     No Commissions......................................................................................8
ARTICLE VI COVENANTS............................................................................................8
   6.1.     Conversion of Navarre Note..........................................................................8
   6.2.     Equity Investment Agreement and continued Nasdaq listing............................................8
   6.3.     Shareholder Approval................................................................................8
   6.4.     Option..............................................................................................9



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
   6.5.     Outsourcing Agreement...............................................................................9
   6.6.     Filings.............................................................................................9
   6.7.     Public Announcements...............................................................................10
   6.8.     Further Assurances.................................................................................10
   6.9.     Cooperation........................................................................................10
   6.10.    Other Actions......................................................................................10
   6.11.    Operation of Business..............................................................................10
   6.12.    Financing..........................................................................................10
ARTICLE VII CONDITIONS.........................................................................................11
   7.1.     Conditions to Obligations of Each Party............................................................11
   7.2.     Additional Conditions to Investor's Obligations....................................................11
   7.3.     Additional Conditions to Investor's and the Shareholders' Obligations..............................13
ARTICLE VIII TERMINATION.......................................................................................13
   8.1.     Termination........................................................................................13
   8.2.     Effect of Termination..............................................................................14
ARTICLE IX DEFINITIONS.........................................................................................14
   9.1.     Defined Terms......................................................................................14
   9.2.     Other Definitional Provisions......................................................................16
ARTICLE X MISCELLANEOUS........................................................................................16
   10.1.    Notices............................................................................................16
   10.2.    Survival...........................................................................................17
   10.3.    Remedies...........................................................................................18
   10.4.    Entire Agreement...................................................................................18
   10.5.    Expenses...........................................................................................18
   10.6.    Amendment;  Waiver.................................................................................18
   10.7.    Binding Effect;  Assignment........................................................................18
   10.8.    Counterparts.......................................................................................18
   10.9.    Headings...........................................................................................18
   10.10.   Governing Law;  Interpretation.....................................................................19
   10.11.   Severability.......................................................................................19






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                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is entered into as of August 30, 2001 by and among The Advisory Board, Inc., a New York corporation ("Investor"), and NetRadio Corporation, a Minnesota corporation ("Issuer"), ValueVision International, Inc., a Minnesota corporation ("ValueVision") and Navarre Corporation, a Minnesota corporation ("Navarre," and together with ValueVision (the "Shareholders")). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

                                    RECITALS

         WHEREAS, Navarre owns 1,043,320 shares of common stock, no par value, ("Company Common Stock") of the Issuer and ValueVision owns 318,334 shares of Company Common Stock, representing, in the aggregate, 1,361,654 shares of Company Common Stock.

         WHEREAS, Navarre is the holder of a term note dated March 26, 2000, as amended (the "Navarre Note") of Issuer with an outstanding principal amount of Three Million Ninety Six Thousand Eight Hundred Twenty Seven Dollars ($3,096,827.00), which is payable on March 31, 2002.

         WHEREAS, subject to the terms and conditions of this Agreement, (a) Investor desires to purchase, and the Shareholders desire to sell to Investor, the Navarre Shares and the ValueVision Shares (b) Investor desires to purchase and Navarre desires to sell to Investor the Navarre Note and (c) Investor desires to convert the outstanding principal balance of the Navarre Note into Company Common Stock.

         NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                SALE AND PURCHASE

         1.1. Sale of Shares. Subject to the terms and conditions of this Agreement, Navarre will sell to Investor and Investor will purchase from Navarre 1,043,320 shares of Company Common Stock (the "Navarre Shares") and ValueVision will sell to Investor and Investor will purchase from ValueVision 318,334 shares of Company Common Stock (the "ValueVision Shares," and together with the Navarre Shares, the "Shares").

         1.2. Sale of Navarre Note. Subject to the terms and conditions of this Agreement, Navarre will sell and assign to Investor and Investor will purchase and accept from Navarre, all of Navarre's interest, title, rights and obligations to and under the Navarre Note.

         1.3. Legend. Any certificate or certificates representing the Shares and the shares of Company Common Stock issuable upon conversion of the Navarre Note shall bear the following legend:



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                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
                  THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER
                  ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE
                  TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
                  AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

         1.4. Purchase Price

                  (a) Upon the terms and subject to the conditions set forth in this Agreement, in consideration of the sale of the Shares to Investor, Investor shall pay (a) to Navarre an amount in cash equal to the Per Share Amount (as defined in the next sentence) multiplied by the number of Navarre Shares, and (b) to ValueVision an amount payable in cash equal to the Per Share Amount multiplied by the number of ValueVision Shares. The Per Share Amount shall be $1.05, which is equal to the average of the closing prices of the Company Common Stock on The Nasdaq Stock Market for the period of thirty (30) trading days ending on the first business day prior to the date of this Agreement.

                  (b) Upon the terms and subject to the conditions set forth in this Agreement, in consideration for the sale and assignment of the Navarre Note to Investor, Investor shall pay to Navarre an amount in cash equal to One Million One Hundred Thousand Dollars ($1,100,000).

         1.5. Escrow Deposit. On or before thirty (30) days after the date of this Agreement (the "Escrow Date"), Investor shall deposit One Hundred Fifty Thousand Dollars ($150,000) (the "Investor Escrow") into an escrow account pursuant to the terms of an escrow agreement in form mutually satisfactory to Investor and the Shareholders to be entered into on or prior to the Escrow Date, which amount shall be paid to the Company in the event that Investor terminates this Agreement pursuant to the provisions of Article VIII, except that the Escrow Amount shall be paid to Investor if the Agreement is terminated pursuant to the provisions of Sections 8.1(a) or 8.1(d) or terminated by Investor under
Section 8.1(b). At Closing, the Investor Escrow shall be paid to Navarre and applied to the purchase price of the Navarre Shares.

                                   ARTICLE II
                                     CLOSING

         2.1. Closing. The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55076 within three business days after the date on which the last of the conditions set forth in Article VII of this Agreement shall have been satisfied or waived, or at such other place and on such other date as is mutually agreeable to the parties (the "Closing Date").





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                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF ISSUER

         As a material inducement to Investor entering into this Agreement and purchasing the Shares and Navarre Note, Issuer represents and warrants to Investor as follows:

         3.1. Corporate Status. Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota. Issuer has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. Issuer is qualified or licensed to conduct business in all jurisdictions where its ownership or lease of property and the conduct of its business requires such qualification or licensing, except to the extent that failure to so qualify or be licensed would not have a Material Adverse Effect on Issuer. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of Issuer.

         3.2. Corporate Power and Authority. Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the necessary approval of its shareholders, to consummate the transactions contemplated hereby. Issuer has taken all necessary corporate action (other than the approval of this transaction by the shareholders of Issuer as contemplated by Section 6.3) to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         3.3. Execution, Delivery and Enforceability. This Agreement has been duly executed and delivered by Issuer and constitutes a legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         3.4. No Violation. The execution and delivery by Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Issuer with the terms and provisions hereof (including, without limitation, the issuance to Investor of the Shares as contemplated by and in accordance with this Agreement) will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Articles of Incorporation or bylaws or any Contract to which Issuer is a party or by which Issuer or its properties or assets are bound (except to the extent such a default would not, in the case of a Contract, have a Material Adverse Effect on Issuer), or any Requirement of Law applicable to Issuer, or result in the creation or imposition of any Lien upon any of the capital stock, properties or assets of Issuer (except where such Lien would not have a Material Adverse Effect on Issuer).

         3.5. Consents/Approvals

                  (a) No consents, filings, authorizations or other actions of any Governmental Authority are required for Issuer's execution, delivery and performance of this Agreement and (b) no consent, approval, waiver or other action by any Person under any Contract to which Issuer is a party or by which Issuer or any of its properties or assets are






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         bound is required or necessary for the execution, delivery or performance by Issuer of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on Issuer.

         3.6. Capitalization. The authorized capital stock of Issuer consists of 13,333,333 shares, of which 11,111,111 are shares of Company Common Stock and 2,222,222 are shares of preferred stock, no par value per share ("Preferred Stock"). As of the date hereof, 2,242,300 shares of Company Common Stock are validly issued and outstanding, fully paid, and non-assessable, and no shares of preferred stock are issued or outstanding. Except with respect to the Shares, and except for options for 245,936 shares of Company Common Stock issued and 123,134 shares of Common Stock reserved for issuance pursuant to the NetRadio Corporation Amended and Restated 1998 Stock Option and Incentive Plan (the "Plan"), options for 33,334 shares of Company Common Stock issued pursuant to a Nonqualified Stock Option Agreement with Steven Holderman, and warrants to purchase 44,445 shares of Company Common Stock, no other shares of Company Common Stock and no shares of preferred stock, or any rights, options, warrants, convertible securities, subscription rights or other agreements or commitments of any kind obligating Issuer to issue or sell any other shares of Common Stock or preferred stock, are outstanding or have been authorized.

         3.7. Shares of Company Common Stock. The shares of Company Common Stock to be issued pursuant to the conversion of the Navarre Note as set forth in
Section 6.1 hereof, will, when issued and delivered in accordance with this Agreement, be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights under the MBCA and the Articles of Incorporation and Bylaws of Issuer; provided, however, that the Company Common Stock will be subject to restriction on transfer under applicable federal and state securities laws.

         3.8. SEC Reports. Issuer has made all filings (the "SEC Reports") required to be made by it under the Securities Act, the Exchange Act and the securities laws of any state, and any rules and regulations promulgated thereunder and pursuant to any Requirements of Law. The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Securities Act, the Exchange Act and other Requirements of Law. None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

         3.9. Governing Documents. Issuer has delivered or made available to Investor true, accurate and complete copies of its Articles of Incorporation and Bylaws in effect as of the date hereof.

         3.10. Subsidiaries. Issuer does not own, directly or indirectly, any outstanding voting securities of or other interests in, and does not control, any corporation, partnership, limited liability company, joint venture or other business entity.

         3.11. Financial Statements. Each of the balance sheets included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the financial position of Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects





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the financial condition, results of operations, cash flows, or other information therein of Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to normal recurring adjustments which might be required as a result of year end audit and except as otherwise stated therein).

         3.12. Changes Since December 31, 2000. Except as set forth in the SEC Reports, since December 31, 2000, there has been no Material Adverse Change in Issuer. Except as set forth in the SEC Reports or on Schedule 3.12 hereto, since December 31, 2000, (a) there has not been (i) any direct or indirect redemption, purchase or other acquisition by Issuer of any shares of Issuer's capital stock or (ii) declaration, setting aside or payment of any dividend or other distribution by Issuer in respect of its capital stock, or (iii) issuance of any shares of capital stock of Issuer or any granting to any person of any option to purchase or other right to acquire shares of capital stock of Issuer other than pursuant to the Plan, (b) none of the officers or directors of Issuer (or any of their spouses or children) has (i) any direct or indirect investment or equity interest in, or power to control the business affairs of, any manufacturer, supplier, lender or provider of services or goods to Issuer, except for their interest in Issuer, Navarre or ValueVision, (ii) any material contractual relationship with Issuer, and (iii) has any direct or indirect interest in any material right, property or asset which is owned or used by Issuer in the conduct of its business.

         3.13. No Commissions. Issuer has not incurred any obligation for any finder, broker or agent's fees or commissions in connection with the transactions contemplated hereby, except for the engagement of a financial advisor to provide a fairness opinion, the costs of which shall be paid by the Issuer.

         3.14. Inapplicability of Section 302A.673 of MBCA. Issuer has taken any and all action necessary to render inapplicable to Investor and/or any affiliates or associates (as defined in Section 302A.673 of the Minnesota Business Corporations Act ("MBCA")) of Investor and/or all or any combination of such persons the provisions of Section 302A.673 of MBCA that restrict business combinations (as defined in Section 302A.673 of MBCA) between an interested shareholder and Issuer.

                                   ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         As a material inducement to Investor entering into this Agreement and purchasing the Shares and the Navarre Note, Navarre and ValueVision each severally, and not jointly, represent and warrant to Investor as follows:

         4.1. Corporate Status. Shareholder is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota. Shareholder has all requisite corporate power and authority to own or lease, as the case may be, its properties and to carry on its business as now conducted. There is no pending or threatened proceeding for the dissolution, liquidation, insolvency or rehabilitation of Shareholder.






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

         4.2. Corporate Power and Authority. Shareholder has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Shareholder has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         4.3. Execution, Delivery and Enforceability. This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

         4.4. No Violation. The execution and delivery by Shareholder of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Shareholder with the terms and provisions hereof will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Articles of Incorporation or bylaws or any Contract to which such Shareholder is a party or by which such Shareholder or its properties or assets are bound (except to the extent such a default would not, in the case of a Contract, have a Material Adverse Effect on Shareholder), or any Requirement of Law applicable to Shareholder.

         4.5. Consents/Approvals.

              (a) No consents, filings, authorizations or other actions of any Governmental Authority are required for Shareholder's execution, delivery and performance of this Agreement and (b) no consent, approval, waiver or other action by any Person under any Contract to which such Shareholder is a party or by which such Shareholder or any of its properties or assets are bound is required or necessary for the execution, delivery or performance by Shareholder of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain such consents would not have a Material Adverse Effect on Shareholder.

         4.6. Title to Securities. Such Shareholder has good and valid title to and is the sole lawful owner, of record and beneficially, of all of the Navarre Shares or the ValueVision Shares, as the case may be, free and clear of any liens, security interests, equities, claims, encumbrances or other rights. Navarre also represents and warrants that it has good and valid title and is the sole lawful owner, of record and beneficially, of the Navarre Note.

         4.7. No Commissions. Shareholder has not incurred any obligation for any finder, broker or agent's fees or commissions in connection with the transactions contemplated hereby.

                                   ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         As a material inducement to Issuer, Navarre and ValueVision entering into this Agreement and issuing the Shares, Investor represents and warrants to Issuer, Navarre and ValueVision as follows:





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         5.1. Corporate Status; Power and Authority. Investor is a corporation duly organized, validly existing, and in good standing under the laws of New York. Investor has the corporate power and authority to execute and deliver and to perform its obligations under this Agreement and consummate the transactions contemplated hereby. Investor has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         5.2. No Violation. The execution and delivery by Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation or Bylaws of Investor or any Contract to which Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to Investor, other than such violations, conflicts, defaults or breaches which, individually and in the aggregate, do not and will not have a Material Adverse Effect on Investor.

         5.3. Consents/Approvals. (a) No consents, filings, authorizations or actions of any Governmental Authority are required for Investor's execution, delivery and performance of this Agreement, and (b) no consent, approval, waiver or other actions by any Person under any Contract to which Investor is a party or by which Investor or any of his properties or assets are bound is required or necessary for the execution, delivery and performance by Investor of this Agreement and the consummation of the transactions contemplated hereby.

         5.4. Enforceability. This Agreement has been duly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles regardless of whether enforceability is considered in a proceeding at law or in equity.

         5.5. Investment Intent. Investor is acquiring the Shares and the Navarre Note (including the shares of Company Common Stock issuable upon conversion of the Navarre Note) for its own account and with no present intention of distributing or selling such Shares (including the shares of Company Common Stock issuable upon conversion of the Navarre Note) in violation of the Securities Act or any applicable state securities law. Investor agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel to Investor satisfactory to Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel, in exempt from registration or qualification under applicable state securities laws. Investor understands that the sale of the Shares and the issuance of shares of Company Common Stock have not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 4(1 1/2) and 4(2), respectively thereof, and that the reliance of Issuer and Shareholders on such exemption from registration is predicated in part on the representations and warranties of Investor. Investor acknowledges that pursuant to



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Section 1.2 a restrictive legend consistent with the foregoing has been or will be placed on the certificates for the shares.

         5.6. Fluctuation of Stock Price. Investor has been advised, and is aware, that the market prices of shares of stock of publicly traded companies fluctuate and that there can be no assurances as to the future performance of any given securities, including the Shares and the shares of Company Common Stock issuable upon conversion of the Navarre Note.

         5.7. Financing. Investor has sufficient cash and/or available credit facilities (and has provided Issuer and the Shareholders with evidence thereof) to pay the Purchase Price and to make all other necessary payments of fees and expenses in connection with the transactions contemplated by this Agreement.

         5.8. No Commissions. Investor has not incurred any obligation for any finder, broker, or agent's fees or commissions in connection with the transactions contemplated hereby for which Issuer or the Shareholders will be responsible.

                                   ARTICLE VI
                                    COVENANTS

         6.1. Conversion of Navarre Note. At the Closing, in full satisfaction of its obligations under the Navarre Note, Issuer shall issue to Investor, and Investor shall accept from Issuer, a number of shares of Company Common Stock equal to the quotient of (x) Three Million Ninety Six Thousand Eight Hundred Twenty Seven Dollars ($3,096,827) plus any accrued and unpaid interest owing pursuant to the terms of the Navarre Note, divided by (y) the Per Share Amount.

         6.2. Equity Investment Agreement and continued Nasdaq listing. From and after the Closing, Investor shall use its best efforts to maintain Issuer's listing on The Nasdaq SmallCap Market. In connection therewith, effective as of the Closing Investor will purchase a number of shares of Series A Preferred Stock of Issuer in an amount sufficient for Issuer to have a cash balance of $7 million for working capital and other operational needs in accordance with the terms of the Series A Preferred Stock attached hereto as Exhibit A and agrees to make subsequent purchases of Series A Preferred Shares from time to time in accordance with the terms set forth on Exhibit A.

         6.3. Shareholder Approval.

              (a) As promptly as practicable after the execution of this Agreement, Issuer shall take all action necessary in accordance with applicable law and the Articles of Incorporation and Bylaws of Issuer to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the issuance of shares of Company Common Stock upon conversion of the Navarre Note, an increase in the number of authorized shares of Company Common Stock and Preferred Stock and an amendment to the Articles of Incorporation of Issuer to make Section 302A.671 of the MBCA inapplicable to Issuer (collectively, the "Proposals"). The Proxy Statement (as defined below) of the Issuer related to its shareholder meeting shall contain the recommendation of the board of directors of Issuer that its shareholders approve the Proposals. Issuer and the Shareholders, subject to and in accordance with applicable law, shall use their reasonable




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

         best efforts to obtain such approval, including, without limitation, by timely mailing the proxy statement to its shareholders.

                  (b) Issuer shall prepare and file with the SEC under the Exchange Act and the rules and regulations promulgated thereunder, a proxy statement (such proxy statement, together with any amendments or supplements thereto, the "Proxy Statement") relating to the meeting of the shareholders of Issuer and the vote of the shareholders of Issuer with respect to the Proposals. Issuer will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Each of Investor and the Shareholders will furnish all information about itself and its business and operations and all necessary financial information to Issuer as Issuer may reasonably request in connection with the preparation of the Proxy Statement. Each of Investor, Issuer and the Shareholders agrees promptly to correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and Issuer further agrees to take all reasonable steps necessary to amend or supplement the Proxy Statement. Issuer agrees to take all steps necessary to cause the Proxy Statement, as so amended or supplemented to be filed with the SEC and to be disseminated to the Issuer's shareholders as and to the extent required by applicable federal and state securities laws. Each of Investor, Issuer and the Shareholders agree that the information provided by it for inclusion in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the meeting of shareholders of Issuer, will not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

         6.4. Option. Pursuant to the terms of an Option Agreement in the form attached hereto as Exhibit C (the "Option Agreement"), Investor shall grant Navarre an option to purchase up to 208,664 shares of Company Common Stock from time to time, provided, that any partial exercise shall be for not less than 50,000 shares and Investor shall grant ValueVision an option to purchase 63,667 shares of Company Common Stock. The Option Agreement shall provide that the options granted to Navarre and ValueVision shall be exercisable for a period of 36 months at an exercise price per share equal to the Per Share Amount. The Option Agreement shall provide that in the event the Issuer is merged or consolidated into another entity and the Issuer is not the surviving entity of such consolidation or merger, or sells substantially all of its assets to another entity, the option shall be exercisable for shares of stock of such successor entity.

         6.5. Outsourcing Agreement. For a period of 36 months from the Closing Date, Issuer agrees to purchase streaming media capabilities and purchase or outsource other services as necessary or desirable for the operation of the Issuer's business from the lowest cost providers available.

         6.6. Filings. Each of Investor and Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it for the consummation of the transactions contemplated hereby.

         6.7. Public Announcements. Except as required by law or the policies or rules of any stock exchange (or The Nasdaq SmallCap Market) on which Issuer's securities are listed or quoted as of the date hereof, the form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof, shall be subject to the prior approval of the parties hereto, which approval shall not be unreasonably withheld or delayed.

         6.8. Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

         6.9. Cooperation. Issuer and Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of any exchange on which the Common Stock is traded or The Nasdaq SmallCap Market or any other Nasdaq market in connection with the transactions contemplated by this Agreement and to use their respective reasonable best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions. Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

         6.10. Other Actions. Each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all appropriate actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated herein, including, without limitation, using its reasonable best efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and parties to contracts with Issuer as are necessary for the consummation of the transactions contemplated hereby. The parties also agree to use their reasonable best efforts to defend all lawsuits or other legal proceedings challenging this Agreement, or the consummation of the transactions contemplated hereby, and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated.

         6.11. Operation of Business. Except as otherwise contemplated by this Agreement, Issuer will operate the business in the ordinary course, consistent with recent past practice, taking into account Issuer's liquidity needs and the economic conditions. Without limiting the generality of the foregoing, between the date hereof until the Closing, Issuer will submit its monthly operating budget to Investor for its approval, which approval will not be unreasonably withheld or delayed.

         6.12. Financing. Investor will maintain sufficient access to funds in cash and/or available credit facilities to pay the Purchase Price, to purchase the shares of Series A Preferred Stock issuable at Closing as set forth in
Section 6.2 hereof and to make all other necessary payments of fees and expenses in connection with the transactions contemplated by this Agreement.

                                  ARTICLE VII
                                   CONDITIONS

         7.1. Conditions to Obligations of Each Party. The respective obligations of each party to this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date:

                  (a) Shareholder Approval. The Proposals shall have been approved by the shareholders of Issuer by the requisite vote or consent under applicable law and the Company's Certificate of Incorporation and Bylaws.

                  (b) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any Governmental Authority of competent jurisdiction or other legal restraint or prohibition shall be in effect preventing the consummation of the transactions contemplated by this Agreement.

                  (c) Governmental Action. No action or proceeding shall be threatened, instituted or pending by any Governmental Authority challenging or seeking to prevent or delay consummation of the transactions contemplated by this Agreement, asserting the illegality of or seeking to render unenforceable any material provision of this Agreement or seeking material damages in connection with the transactions contemplated hereby which continues to be outstanding.

                  (d) Governmental Approvals. All material governmental filings, authorizations, consents, orders or approvals that are required for the consummation of the transactions contemplated hereby will have been duly filed or obtained.

         7.2. Additional Conditions to Investor's Obligations. The obligation of Investor to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver (in Investor's sole discretion) of each of the following conditions on or before the Closing Date:

                  (a) Representations and Warranties True and Correct. The representations and warranties set forth in Articles III and IV hereof shall be true and correct in all material respects at and as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement throughout such representations and warranties, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

                  (b) Covenants Performed. Issuer and the Shareholders shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing;

                  (c) Consents Obtained. Issuer and the Shareholders shall have obtained, or caused to be obtained, each consent and approval referred to in Section 3.5 and 4.5, respectively;

                  (d) Board of Directors of Issuer. Investor shall have received the resignation in writing of a majority of the board of directors of the Issuer effective as of the Closing Date and Issuer shall have taken any and all action necessary to cause appointees of Investor to be elected to fill the vacancies created by the foregoing resignations;

                  (e) Delivery of Certain Documents. On the Closing Date, the Issuer or the Shareholders, as the case may be, shall have delivered to Investor all of the following:

                           (i) a certificate of an officer of Issuer, or such Shareholder, dated the Closing Date, stating that the conditions precedent set forth in subsections (a) and (b) above have been satisfied;

                           (ii) a copy of the text of the resolutions adopted by the Board of Directors and shareholders of the Issuer authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, along with a certificate executed by the Secretary of Issuer, certifying to Investor that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded;

                           (iii) a copy of the text of the resolutions adopted
                  by the Board of Directors of the such Shareholder authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, along with a certificate executed by the Secretary of such Shareholder, certifying to Investor that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded;

                           (iv) copies of the third party and governmental consents and approvals referred to in subsection (d) above;

                           (v) a copy, fully executed by the Issuer of each of the stock purchase agreement for the Series A Preferred Stock in accordance with the terms set forth on Exhibit A (the "Series A Purchase Agreement") and the Option Agreement in substantially the form attached as Exhibit B;

                           (vi) the certificates representing the Shares, duly endorsed for transfer or accompanied by a duly executed stock power, the certificates representing the shares of Company Common Stock issuable pursuant to Section 6.1 issued in the name of Investor and certificates representing shares of Series A Preferred issuable at Closing pursuant to the Series A Purchase Agreement issued in the name of Investor; and

                           (vii) such other certificates, documents and
                  instruments as Investor reasonably requests related to the transactions contemplated hereby.

         7.3. Additional Conditions to Investor's and the Shareholders' Obligations. The obligations of each of the Issuer and the Shareholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver (in such party's sole discretion) of each of the following conditions on or before the Closing Date:

                  (a) Representations and Warranties True and Correct. The representations and warranties set forth in Article V hereof will be true and correct in all material respects at and as of the Closing as though then made and as though the Closing Date had been substituted for the date of this Agreement throughout such representations and warranties, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

                  (b) Covenants Performed. Investor shall have performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing; and

                  (c) Delivery of Certain Documents. On the Closing Date, Investor will have delivered to Issuer or the Shareholders, as the case may be:

                           (i) a certificate of an officer of Investor dated the Closing Date, stating that the conditions precedent set forth in subsections (a) and (b) above have been satisfied;

                           (ii) a copy of the Series A Purchase Agreement and the Option Agreement, each executed by Investor;

                           (iii) a wire transfer in immediately available funds
                  of the Purchase Price to the Shareholders;

                           (iv) a wire transfer in immediately available funds to the Issuer for the purchase price of shares of Series A Preferred Stock issuable at Closing;

                           (v) the original Navarre Note, marked "Canceled and Paid in Full"; and

                           (vi)  such other certificates, documents and
                  instruments as Issuer or the Shareholders may reasonably require relating to the transactions contemplated hereby.

                                  ARTICLE VIII
                                   TERMINATION

         8.1. Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a) by the mutual consent of Investor, on the one hand and Issuer and the Shareholders, on the other;

                  (b) by Investor or the Issuer and the Shareholders if there has been a material misrepresentation, breach of warranty or breach of covenant (except for Investor's covenant with respect to the Investor Escrow which is covered by subsection (e) of this Section 8.1) on the part of the Issuer or the Shareholders, on the one hand, or Investor, on the other, in the representations, warranties and covenants set forth in this Agreement which, if capable of cure, has not been cured within 30 days following notice of such breach to the breaching party;

                  (c) by either Investor, on the one hand, or the Issuer or the Shareholders if the transactions contemplated hereby have not been consummated by October 31, 2001; provided, that, neither Parent nor the Company will be entitled to terminate this Agreement pursuant to this
         Section 8.1(c) if such party's willful breach of this Agreement has prevented the consummation of the transactions contemplated hereby;

                  (d) by either Investor or the Issuer and the Shareholders if, after the date hereof, the board of directors of Issuer shall have received and approved a bona fide proposal for any merger, acquisition, recapitalization, issuance of stock or sale of assets involving the Issuer which the board of directors of the Issuer has determined in good faith would be more favorable to Issuer and its shareholders than the transactions contemplated by this Agreement, and

                  (e) immediately, by the Issuer and the Shareholders if Investor fails to deposit the Investor Escrow on or before thirty (30) days after the date of this Agreement as provided in Section 1.5.

         8.2. Effect of Termination. In the event of termination of this Agreement by any party as provided in Section 8.1 hereof, all provisions of this Agreement shall terminate and there shall be no liability on the part of Investor, Issuer, the Shareholders or any of their respective shareholders, officers, or directors, except that: (i) Sections 6.2 (public announcements),
10.5 (expenses) and 10.10 (governing law) hereof shall survive indefinitely, and
(ii) the parties shall remain liable for their willful or fraudulent breaches of this Agreement prior to the time of such termination.

                                   ARTICLE IX
                                   DEFINITIONS

         9.1. Defined Terms. As used herein the following terms shall have the following meanings:

         "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

         "Articles of Incorporation" means Issuer's Articles of Incorporation, as the same may be or have been supplemented, amended or restated from time to time.

         "Bylaws" means Issuer's Bylaws, as the same may be or have been supplemented, amended or restated from time to time.

         "Closing" has the meaning specified in Section 2.1 of this Agreement.

         "Company Common Stock" has the meaning specified in the Recitals to this Agreement.

         "Contract" means any indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Investor Escrow" has the meaning specified in Section 1.5 of this Agreement.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give an financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

         "Material Adverse Change (or Effect)" means a change (or effect), in the condition (financial or otherwise), properties, assets, results of operations, business or prospects which change (or effect) individually or in the aggregate with other such changes (or effects) is materially adverse to such condition, properties, assets, results of operations, business or prospects.

         "MBCA" has the meaning specified in Section 3.14 of this Agreement.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

         "Purchase Price" has the meaning specified in Section 1.1 of this Agreement.

         "Requirement of Law" means any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

         "SEC" means the Securities and Exchange Commission.

         "SEC Reports" has the meaning specified in Section 3.8 of this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means as to any Person, a corporation of which more than 50% of the outstanding capital stock having full voting power is at the time directly or indirectly owned or controlled by such Person.

         9.2. Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with GAAP applied on a basis consistent with prior periods, where applicable.

                  (d) As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

                  (e) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any Exhibits or Schedules hereto) and not to any particular provision of this Agreement.

                                   ARTICLE X
                                 MISCELLANEOUS

         10.1. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered and shall be deemed to have been delivered on the third business day if sent by certified or registered mail (first class postage pre-paid), on the next business day if sent by guaranteed overnight delivery, or on the same business day if sent by facsimile transmission (provided that a confirmation copy is sent via guaranteed overnight delivery) to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall designate in writing to the other party):

                  (a) if to Issuer to:

                      NetRadio Corporation
                      10025 Valley View Road, Suite 190
                      Eden Prairie, Minnesota 55344
                      Attention:  Eric Paulson
                      Fax:  (952) 259-6785
                      Telephone: (952) 259-6700
                      with a copy to:

                      Dorsey & Whitney LLP
                      Pillsbury Center South
                      220 South Sixth Street
                      Minneapolis, Minnesota 55402-1498
                      Attention:  Matthew Knopf
                      Fax:  (612) 340-8738
                      Telephone: (612) 340-2600


                  (b) If to Navarre to:

                      Navarre Corporation
                      7400 49th Avenue North
                      New Hope, Minnesota 55428
                      Attention:  Charles Cheney
                      Fax:  (763) 504-1107
                      Telephone: (763) 535-8333


                  (c) If to ValueVision to:

                      ValueVision International, Inc.
                      6740 Shady Oak Road
                      Minneapolis, MN 55344
                      Attention:  Gene McCaffery
                      Fax:  (952) 947-0188
                      Telephone:  (952) 947-5206


                  (d) if to Investor to:

                      The Advisory Board, Inc.
                      310 East 44th Street
                      New York, NY

                      Attention: Lawrence Selevan
                      Fax: (212) 921-8102
                      Telephone: (212) 921-7724

         10.2. Survival. Notwithstanding any knowledge of facts determined or determinable by Investor, Issuer or the Shareholders by investigation, Investor, on the one hand, and Issuer and the Shareholders, on the other, shall have the right to fully rely on the representations, warranties, covenants and agreements of the other party contained in this Agreement or in any other documents or papers delivered in connection herewith. Each representation, warranty, covenant and agreement of the parties set forth in this Agreement is independent of each other representation, warranty, covenant and agreement. Each representation and warranty made by any party in this Agreement shall not survive the Closing.

         10.3. Remedies. All rights, powers and remedies under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         10.4. Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto), and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits and Schedules hereto constitute a part hereof as though set forth in full above.

         10.5. Expenses. Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Investor shall not be entitled to receive reimbursement from the Issuer post-closing for the payment of Investor's fees and expenses.

         10.6. Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise, and no delay in exercising, any right, power or privilege under each of this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision hereunder or thereunder shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder, thereunder, or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

         10.7. Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party, provided that Investor may assign its rights hereunder to an affiliate prior to the Closing, provided such affiliate assumes all of Investor's obligations under this Agreement pursuant to an assumption agreement in form and substance satisfactory to the Issuer and the Shareholders.

         10.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         10.9. Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         10.10. Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Minnesota applicable to contracts executed and to be wholly performed within such State.

         10.11. Severability. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date hereof. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement, as applicable, shall remain in full force and effect and shall in, no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, geographical scope, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed and delivered as of the day and year first above written.

                                    THE ADVISORY BOARD, INC.


                                    By:    /s/ Lawrence Selevan
                                       ----------------------------------------
                                    Name:  Lawrence Selevan
                                    Title: Chairman & CEO


                                    NAVARRE CORPORATION



                                    By:    /s/ Charles Cheney
                                       ----------------------------------------
                                    Name:  Charles Cheney
                                    Title: Vice Chairman


                                    VALUEVISION INTERNATIONAL, INC.



                                    By:    /s/ Gene McCaffery
                                       ----------------------------------------
                                    Name:  Gene McCaffery
                                    Title: President & CEO


                                    NETRADIO CORPORATION



                                    By:    /s/ Cary L. Deacon
                                       ----------------------------------------
                                    Name:  Cary Deacon
                                    Title: President & CEO